Exhibit 32.2

Certification of Chief Financial Officer
Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian Baarda, Vice President, Finance and Chief Financial Officer of Catalyst Paper Corporation (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Company’s annual report on Form 40-F for the fiscal year ending December 31, 2010, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 3, 2011

/s/ Brian Baarda
Brian Baarda
Vice President, Finance and Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.